UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

White River Capital, Inc.
(Exact name of registrant as specified in its charter)

Indiana	000-51493	35-1908796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California		92067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-6740

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 15, 2012, White River Capital, Inc., an Indiana corporation (“White River”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Coastal Credit Holdings, Inc., a Delaware corporation (“Parent”), and Coastal Credit Merger Sub, Inc., an Indiana corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub into White River (the “Merger”), with White River surviving the Merger as a wholly-owned subsidiary of Parent.  As a result of the Merger, Parent will acquire White River and its wholly-owned subsidiary, Coastal Credit, L.L.C. (“Coastal Credit”).  Parent and Merger Sub are affiliates of Parthenon Capital Partners, a Boston and San Francisco based private equity firm (“Parthenon”).  The Merger Agreement was unanimously approved by White River’s board of directors.

The Merger Agreement provides that upon the effective time of the Merger, each share of White River common stock issued and outstanding immediately prior to the effective time, including all outstanding and unvested restricted shares and performance shares of White River, will be canceled and converted automatically into the right to receive an amount in cash equal to $21.93 per share, as may be adjusted as described below, without interest and less any applicable withholding taxes.  The aggregate purchase price to be paid by Merger Sub in the Merger (not including any purchase price adjustments) is $79.5 million.  Shares of White River common stock owned by White River as treasury shares or owned by Parent or Merger Sub will be canceled without payment of the merger consideration.

The aggregate purchase price to be paid by Merger Sub in the Merger, and consequently the per share merger consideration to be paid to White River’s shareholders, may be adjusted upward or downward at closing in the event the aggregate amount of certain expenses incurred by White River (or incurred by Coastal Credit on behalf of White River) between the date of the Merger Agreement and closing  (the “Company Allocable Expenses”) is greater or less than a certain level of targeted net expenses of White River based on the month in which the closing occurs, which level of targeted net expenses has been agreed upon by the parties in the Merger Agreement.  For example, if the closing occurs in December 2012, the targeted net expenses are $4,319,000; if the closing occurs in January 2013, the targeted net expenses are $4,717,000; February 2013, $5,087,000; and March 2013, $5,491,000.  The purchase price adjustment cannot reduce the aggregate purchase price by more than $2 million.

Completion of the Merger is subject to various conditions, including (i) the approval and adoption of the Merger Agreement by White River’s shareholders, (ii) receipt of all required regulatory approvals, (iii) obtaining the consent of Coastal Credit’s senior lender, Wells Fargo Financial Preferred Credit, Inc. (“Wells Fargo”), to the Merger unless financing is available to Parent from another source at closing, (iv) no default or event of default under the Wells Fargo line of credit shall exist at the closing date and at least $10 million must be available to be drawn under the line of credit at closing under the current borrowing base, (v) the accuracy of the parties’ representations and warranties and performance of their respective obligations, (vi) the absence of any law, order, or legal injunction which prohibits the consummation of the Merger and the absence of certain other litigation matters, (vii) the absence of the occurrence of a material adverse effect with respect to White River and Coastal Credit taken as a whole between the date of the Merger Agreement and closing, (viii) the expiration of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ix) the adjustment to the purchase price in connection with the Company Allocable Expenses, determined as described above, shall not be more or less than $2 million, and (x) certain other customary conditions.

White River is subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative acquisition proposals.  However, prior to adoption of the Merger Agreement by White River’s shareholders, the no-shop provision is subject to customary exceptions which allow White River under certain circumstances to provide information to and participate in discussions with third parties with respect to certain unsolicited alternative acquisition proposals.

Each of White River, Parent, and Merger Sub has made customary representations and warranties in the Merger Agreement, and each has agreed to use its commercially reasonable efforts to cause the conditions to the other party’s obligation to consummate the Merger to be fully satisfied.  White River also has agreed to various covenants in the Merger Agreement, including, without limitation, to cause a special meeting of White River’s shareholders to be held as promptly as practicable to consider the adoption of the Merger Agreement and file a proxy statement with the Securities and Exchange Commission (“SEC”) related to such special meeting.  As a result of covenants in the merger agreement governing White River’s and Coastal Credit’s pre-closing activities, White River will not be declaring any dividends going forward until further notice.

The Merger Agreement contains certain termination rights in favor of White River, Parent, and Merger Sub.  Upon termination of the Merger Agreement under specified circumstances, the parties may be required to pay the other party a termination fee.  If White River is required to pay a termination fee as a result of, among other things, White River accepting a superior acquisition proposal as contemplated by the Merger Agreement, the amount of the termination fee is $3,975,000.

In addition to the termination fee, if the Merger Agreement is terminated (i) by White River or Merger Sub because approval of the merger agreement by White River’s shareholders is not obtained, or (ii) by Parent because White River has committed a material breach of a representation, warranty, covenant, or agreement made by it in the Merger Agreement that is an unintentional breach by White River, then White River must pay an expense fee of $1,300,000 to Parent as agreed upon liquidated damages.  Conversely, if the Merger Agreement is terminated by White River because Parent or Merger Sub has committed a material breach of a representation, warranty, covenant, or agreement made by it in the Merger Agreement that is an unintentional breach by Parent or Merger Sub, then Parent or Merger Sub must pay an expense fee of $1,300,000 to White River.

The Merger Agreement has been approved by the boards of directors of White River, Parent, and Merger Sub, and the Merger is expected to close as soon as practicable after the satisfaction or waiver of all the conditions to closing in the Merger Agreement.

Parent will use cash-on-hand and will draw on committed equity investments to pay the aggregate merger consideration, and Parent also plans to use at least $10,000,000 of cash borrowings under Coastal Credit’s line of credit with Wells Fargo or under a new warehouse line of credit with another financial institution.  In addition, an affiliate of Parthenon, Parthenon Investors IV, L.P., has entered into a limited guaranty in favor of White River to secure the payment of the aggregate merger consideration and Parent’s and Merger Sub’s obligations to pay any termination and expense fees.

The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by White River’s shareholders. None of White River’s shareholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of White River, Coastal Credit, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

The foregoing descriptions of the Merger, Merger Agreement, and limited guaranty are summaries and do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and limited guaranty, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated by reference herein.

Forward-Looking Statements

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended.  Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Merger.  Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions indicate forward-looking statements.  Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties.  White River cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  White River may make other written or oral forward-looking statements from time to time.  Readers are advised that various important factors could cause White River’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements.  Such factors, among others, include, but are not limited to, potential failure to obtain shareholder or regulatory approval for the Merger or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in White River’s operations or earnings; changes in laws, regulations or accounting principles generally accepted in the United States; White River’s competitive position within the markets it serves; unforeseen downturns in the local, regional, or national economies or in the industries in which White River has credit concentrations; and other risks discussed in White River’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC.  White River undertakes no obligation to publicly update or revise any forward-looking statements.

Additional Information for Shareholders

In connection with the proposed Merger, White River will prepare a proxy statement to be filed with the SEC.  When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of White River.  WHITE RIVER’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  White River’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  White River’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to White River Capital, Inc., 6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California 92067, Attention: Corporate Secretary, or from White River’s website, http://www.whiterivercap.com.

White River and its directors and officers may be deemed to be participants in the solicitation of proxies from White River’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed Merger.  Information about White River’s directors and executive officers and their ownership of White River’s common stock is set forth in the proxy statement for White River’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 30, 2012.  Shareholders may obtain additional information regarding the interests of White River and its directors and executive officers in the proposed Merger, which may be different than those of White River’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.

Item 8.01  Other Events.

In connection with the Merger discussed in Item 1.01 above, White River and Parthenon issued a joint press release.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Coastal Credit Holdings, Inc., Coastal Credit Merger Sub, Inc., and White River Capital, Inc., dated as of November 15, 2012

2.2	Limited Guaranty by Parthenon Investors IV, L.P. in favor of White River Capital, Inc., dated as of November 15, 2012

99.1	Press Release dated November 15, 2012

*  White River has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  White River will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Capital, Inc.
Date: November 15, 2012

	By:	/s/ Martin J. Szumski
Printed Name: Martin J. Szumski
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Coastal Credit Holdings, Inc., Coastal Credit Merger Sub, Inc., and White River Capital, Inc., dated as of November 15, 2012

2.2	Limited Guaranty by Parthenon Investors IV, L.P. in favor of White River Capital, Inc., dated as of November 15, 2012

99.1	Press Release dated November 15, 2012
*  White River has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  White River will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.